     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2001


                                              REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                     FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         RIGHTCHOICE MANAGED CARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 6324                                43-0303080
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                  (IRS EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)               IDENTIFICATION NUMBER)

                              1831 CHESTNUT STREET
                           ST. LOUIS, MISSOURI 63103
                                 (314) 923-4444
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             ANGELA F. BRALY, ESQ.
       EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY
                         RIGHTCHOICE MANAGED CARE, INC.
                              1831 CHESTNUT STREET
                           ST. LOUIS, MISSOURI 63103
                                 (314) 923-4444
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

        JOHN J. RIFFLE, ESQ.                MEREDITH B. CROSS, ESQ.                DONALD J. MURRAY, ESQ.
    LEWIS, RICE & FINGERSH, L.C.           WILMER, CUTLER & PICKERING               DEWEY BALLANTINE LLP
          500 N. BROADWAY                     2445 M STREET, N.W.               1301 AVENUE OF THE AMERICAS
     ST. LOUIS, MISSOURI 63102               WASHINGTON, D.C. 20037               NEW YORK, NEW YORK 10019
           (314) 444-7600                        (202) 663-6000                        (212) 259-8000

                             ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effectiveness of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-57728
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                     PROPOSED MAXIMUM      PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF          AMOUNT TO BE    AGGREGATE OFFERING        AGGREGATE          AMOUNT OF
 SECURITIES TO BE REGISTERED         REGISTERED(1)  PRICE PER SHARE         OFFERING PRICE    REGISTRATION FEE(2)
-------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01
per share........................      575,000            $38.00             $21,850,000           $5,463

===================================================================================================================

(1) All of the shares are to be offered by The Missouri Foundation For Health. Includes up to 75,000 shares of Common Stock which the underwriters have the option to purchase to cover over-allotments, if any

(2) Calculated pursuant to Rule 457 based on the offering price of the securities registered.
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
                EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

This registration statement is being filed with respect to the registration of additional shares of common stock, par value $0.01 per share, of RightCHOICE Managed Care, Inc., a Missouri corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-57728) are incorporated in this registration statement by reference.

The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, state of Missouri, on May 1, 2001.

                                          *
                                          --------------------------------------
                                          John A. O'Rourke
                                          Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                       NAME                                     TITLE
DATE
-----------------------------------------------------------------------------------------------------

*                                                    Chairman and Chief Executive    May 1, 2001
---------------------------------------------------  Officer
John A. O'Rourke

*                                                    Director, President, Chief      May 1, 2001
---------------------------------------------------  Operating Officer and Chief
Sandra A. Van Trease                                 Financial Officer (principal
                                                     financial officer)

*                                                    Senior Vice President,          May 1, 2001
---------------------------------------------------  Finance (principal
Stuart K. Campbell                                   accounting officer)

*                                                    Director                        May 1, 2001
---------------------------------------------------
William H.T. Bush

*                                                    Director                        May 1, 2001
---------------------------------------------------
Earle H. Harbison, Jr.

                                                     Director                        May 1, 2001
---------------------------------------------------
Robert J. Kelley

*                                                    Director                        May 1, 2001
---------------------------------------------------
Roger B. Porter, Ph.D.

*                                                    Director                        May 1, 2001
---------------------------------------------------
William J. Schicker

*                                                    Director                        May 1, 2001
---------------------------------------------------
Gloria W. White

*By: /s/ Angela F. Braly
--------------------------------------------------
    Attorney-in-fact

                                EXHIBIT INDEX

NUMBER                             EXHIBIT
------                             -------
5.1      Opinion of Lewis, Rice & Fingersh re:legality.

23.1     Consent of Lewis, Rice & Fingersh (included in Exhibit 5.1).

23.2     Consent of PricewaterhouseCoopers LLP.

24       Powers of Attorney.*

------------------------

* Filed as Exhibit 24 to the Registrant's Registration Statement on Form S-1 (File No. 333-57728) filed with the Commission on March 28, 2001 and incorporated herein by reference.